[LOGO] Merrill Lynch Investment Managers

Annual Report

March 31, 2002

CMA Government
Securities Fund

www.mlim.ml.com

TO OUR SHAREHOLDERS:

For the year ended March 31, 2002, CMA Government Securities Fund paid shareholders a net annualized dividend of 2.62%.* The Fund's 7-day yield as of March 31, 2002 was 1.48%.

The average portfolio maturity for CMA Government Fund at March 31, 2002 was 55 days, compared to 74 days at September 30, 2001.

Economic Environment

An already weak US economy suffered a considerable setback after the events of September 11, 2001. Initial shocks caused a drop in equity prices, a pullback in consumer confidence and triggered job cuts in several industries. The quick response by the Federal Reserve Board to lower the Federal Funds rate reassured the financial markets and led to the resumption of more normal activity. The lower interest rate scenario led to a new wave of home mortgage refinancing, providing many consumers with the means to spend more than anticipated during the holiday season. Additionally, discounted auto loan rates (0% financing plus rebates) were instrumental in boosting auto sales to record levels during the last months of 2001. However, corporate earnings were unable to meet expectations throughout the period, dampening the ability of the equity markets to sustain a recovery. Disclosures surrounding Enron Corporation's rise and fall and investor nervousness over possible irregularities in balance sheet accounting increased pressure on the equity markets. The short end (under six months) of the fixed-income market was accordingly viewed as a safe haven for investors for much of the period.

During the months following September 11, 2001, the Federal Reserve Board lowered the Federal Funds rate by a total of 175 basis points (1.75%). However, incipient signs of economic recovery in January 2002 were enough to keep interest rates steady at the January 30 Federal Open Market Committee meeting. While the Federal Reserve Board kept its bias to ease monetary policy, investors seemed to be sensing that the cycle of an easier monetary policy may be over, with an economic upturn possible later this year.

Investment Strategy

During the six-month period ended March 31, 2002, our investment strategy remained fairly consistent with regard to duration. Earlier in the period, with the Federal Reserve Board continuing its easing cycle, we maintained our average life in a range of 65 days--76 days. We utilized a barbell investment strategy that allowed us to take advantage of higher interest rates in the six-month-18-month sector of the yield curve. Weighing on the minds of investors was the amount of US Treasury supply needed in the front end to finance the Administration's initiatives in light of smaller tax receipts. Auction size in the weekly three-month and six-month bills grew to $29 billion, accompanied by increases in the four-week Treasury bill to $25 billion. Additionally, two-year note issuance rose to $25 billion, which kept the

* Based on a constant investment throughout the period, with dividends compounded daily, and reflecting a net return to the investor after all expenses.

yield curve steep. This allowed us the opportunity to trade the yield curve, particularly in the six-month sector. We felt less inclined to participate in the longer end, given our conviction that yields would grind lower but snap back sharply. The spread between three-month and 24-month Treasury issues gapped by over 82 basis points between September 30 and December 31, 2001. As interest rates retreated, we were willing to add modestly to our longer positions.

Despite mixed economic signals, by the end of January and again in mid-March 2002, the Federal Reserve Board confirmed that it has, for the present time, ended its easing cycle and altered its outlook to a more neutral bias. While we believe that the Federal Reserve Board will not raise interest rates immediately, we have started to temper our involvement in the longer end of the yield curve. Currently, we have moved our average life band to the 50-day--60-day range.

In Conclusion

We thank you for your continued investment in CMA Government Securities Fund, and we look forward to serving your investment needs in the months and years ahead.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Trustee


/s/ John Ng

John Ng
Vice President and Portfolio Manager

April 29, 2002

CMA GOVERNMENT SECURITIES FUND
SCHEDULE OF INVESTMENTS AS OF MARCH 31, 2002                      (IN THOUSANDS)

                             Face           Interest   Maturity
Issue                       Amount            Rate       Date             Value
--------------------------------------------------------------------------------
                        US Government Obligations*--58.7%
--------------------------------------------------------------------------------
US Treasury                $ 23,000           1.738%   4/04/2002     $    22,993
Bills                       102,536           1.74     4/04/2002         102,506
                             30,000           1.745    4/04/2002          29,991
                             70,000           1.70     4/11/2002          69,955
                             85,000           1.735    4/11/2002          84,947
                             50,000           1.768    4/11/2002          49,968
                             89,000           1.77     4/11/2002          88,943
                             25,000           1.75     4/18/2002          24,976
                             68,000           1.76     4/18/2002          67,934
                             37,000           1.76     4/25/2002          36,951
                             30,000           1.755    5/30/2002          29,916
                             56,000           1.845    6/20/2002          55,783
                             14,000           1.83     6/27/2002          13,941
                              5,000           1.645    7/18/2002           4,973
                             10,000           1.72     7/25/2002           9,942
                             22,000           1.815    8/22/2002          21,832
                              9,000           1.82     8/22/2002           8,931
                             21,000           1.83     8/22/2002          20,840
                             20,000           1.86     9/05/2002          19,827
--------------------------------------------------------------------------------
US Treasury                   5,000           6.50     5/31/2002           5,039
Notes                        43,750           6.625    5/31/2002          44,102
                              9,000           6.00     7/31/2002           9,125
                             40,000           6.25     7/31/2002          40,580
                             21,000           6.375    8/15/2002          21,343
                             19,500           6.00     9/30/2002          19,870
                             17,000           5.75    10/31/2002          17,340
                             44,500           5.125   12/31/2002          45,369
                             40,000           5.50     1/31/2003          40,962
                              6,100           4.625    2/28/2003           6,209
                             20,050           4.25     3/31/2003          20,358
                             18,000           3.875    6/30/2003          18,191
                              4,500           3.625    8/31/2003           4,527
--------------------------------------------------------------------------------
Total US Government Obligations
(Cost--$1,056,269)............................................         1,058,164
================================================================================

  Face
 Amount                      Issue                                      Value
-------------------------------------------------------------------------------
                         Repurchase Agreements**--41.4%
-------------------------------------------------------------------------------
$ 89,000   Credit Suisse First Boston Corp.,
           purchased on 3/28/2002 to yield
           1.86% to 4/04/2002.................................       $   89,000
-------------------------------------------------------------------------------
  30,220   Deutsche Banc Alex. Brown Inc.,
           purchased on 3/28/2002 to yield
           1.80% to 4/01/2002.................................           30,220
-------------------------------------------------------------------------------
  89,000   Goldman Sachs & Company,
           purchased on 3/28/2002 to yield
           1.86% to 4/04/2002.................................           89,000
-------------------------------------------------------------------------------
  90,000   Greenwich Capital Markets, Inc.,
           purchased on 3/26/2002 to yield
           1.85% to 4/02/2002.................................           90,000
-------------------------------------------------------------------------------
  89,000   HSBC Securities (USA) Inc., purchased on
           3/28/2002 to yield 1.85% to 4/01/2002..............           89,000
-------------------------------------------------------------------------------
  90,000   J.P. Morgan Securities Inc.,
           purchased on 3/25/2002 to yield
           1.83% to 4/01/2002.................................           90,000
-------------------------------------------------------------------------------
  90,000   Lehman Brothers Inc., purchased on
           3/26/2002 to yield 1.83% to 4/02/2002..............           90,000
-------------------------------------------------------------------------------
  90,000   Salomon, Smith Barney, Inc., purchased
           on 3/25/2002 to yield
           1.84% to 4/01/2002.................................           90,000
-------------------------------------------------------------------------------
  90,000   UBS Warburg LLC, purchased on
           3/27/2002 to yield 1.83% to 4/03/2002..............           90,000
-------------------------------------------------------------------------------
Total Repurchase Agreements
(Cost--$747,220)..............................................          747,220
-------------------------------------------------------------------------------
Total Investments
(Cost--$1,803,489)--100.1%....................................        1,805,384

Liabilities in Excess of Other Assets--(0.1%).................           (1,738)
                                                                     ----------

Net Assets--100.0%............................................       $1,803,646
                                                                     ==========
================================================================================

* US Treasury Bills are traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Fund. US Treasury Notes bear interest at the rates shown, payable at fixed dates until maturity.
**    Repurchase Agreements are fully collateralized by US Government
      Obligations.

      See Notes to Financial Statements.

CMA GOVERNMENT SECURITIES FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF MARCH 31, 2002

Assets:
Investments, at value (identified cost--$1,803,489,336+) .................                $1,805,383,907
Cash .....................................................................                           105
Interest receivable ......................................................                     4,285,120
Prepaid registration fees and other assets ...............................                       171,131
                                                                                          --------------
Total assets .............................................................                 1,809,840,263
                                                                                          --------------
Liabilities:
Payables:
  Beneficial interest redeemed ...........................................   $4,875,873
  Investment adviser .....................................................      604,028
  Distributor ............................................................      512,441        5,992,342
                                                                             ----------
Accrued expenses and other liabilities ...................................                       201,734
                                                                                          --------------
Total liabilities ........................................................                     6,194,076
                                                                                          --------------
Net Assets ...............................................................                $1,803,646,187
                                                                                          ==============

Net Assets Consist of:
Shares of beneficial interest, $.10 par value, unlimited number of
shares authorized ........................................................                $  180,175,162
Paid-in capital in excess of par .........................................                 1,621,576,454
Unrealized appreciation on investments--net ..............................                     1,894,571
                                                                                          --------------
Net Assets--Equivalent to $1.00 per share based on
1,801,751,617 shares of beneficial interest outstanding ..................                $1,803,646,187
                                                                                          ==============

+ Cost for Federal income tax purposes was $1,803,489,336. As of March 31, 2002, net unrealized appreciation for Federal income tax purposes amounted to $1,894,571, of which $2,100,410 is related to appreciated securities and $205,839 is related to depreciated securities.

      See Notes to Financial Statements.


CMA GOVERNMENT SECURITIES FUND
STATEMENT OF OPERATIONS FOR THE YEAR ENDED MARCH 31, 2002

Investment Income:
Interest and amortization of premium and discount earned .................                $   63,905,070

Expenses:
Investment advisory fees .................................................   $8,273,773
Distribution fees ........................................................    2,451,974
Accounting services ......................................................      303,677
Registration fees ........................................................      284,888
Transfer agent fees ......................................................      192,414
Custodian fees ...........................................................      120,005
Professional fees ........................................................       75,506
Printing and shareholder reports .........................................       52,974
Trustees' fees and expenses ..............................................       41,469
Pricing fees .............................................................        5,321
Other ....................................................................       32,395
                                                                             ----------
Total expenses ...........................................................                    11,834,396
                                                                                          --------------
Investment income--net ...................................................                    52,070,674
Realized Gain on Investments--Net ........................................                       771,498
Change in Unrealized Appreciation on Investments--Net ....................                     1,180,359
                                                                                          --------------
Net Increase in Net Assets Resulting from Operations .....................                $   54,022,531
                                                                                          ==============

See Notes to Financial Statements.

CMA GOVERNMENT SECURITIES FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                                           For the Year Ended March 31,
                                                                        ----------------------------------
Increase (Decrease) in Net Assets:                                            2002               2001
----------------------------------------------------------------------------------------------------------
Operations:
Investment income--net ..............................................   $    52,070,674    $   135,082,818
Realized gain on investments--net ...................................           771,498             96,411
Change in unrealized appreciation/depreciation on investments--net ..         1,180,359          2,352,323
                                                                        ---------------    ---------------
Net increase in net assets resulting from operations ................        54,022,531        137,531,552
                                                                        ---------------    ---------------
Dividends & Distributions to Shareholders:
Investment income--net ..............................................       (52,070,674)      (135,082,818)
Realized gain on investments--net ...................................          (771,498)           (96,411)
                                                                        ---------------    ---------------
Net decrease in net assets resulting from dividends and distributions
to shareholders .....................................................       (52,842,172)      (135,179,229)
                                                                        ---------------    ---------------
Beneficial Interest Transactions:
Net proceeds from sale of shares ....................................     6,719,538,025      7,404,063,239
Value of shares issued to shareholders in reinvestment of
dividends and distributions .........................................        52,753,605        134,959,441
                                                                        ---------------    ---------------
                                                                          6,772,291,630      7,539,022,680
Cost of shares redeemed .............................................    (6,992,730,032)    (8,807,043,484)
                                                                        ---------------    ---------------
Net decrease in net assets derived from beneficial
interest transactions ...............................................      (220,438,402)    (1,268,020,804)
                                                                        ---------------    ---------------
Net Assets:
Total decrease in net assets ........................................      (219,258,043)    (1,265,668,481)
Beginning of year ...................................................     2,022,904,230      3,288,572,711
                                                                        ---------------    ---------------
End of year .........................................................   $ 1,803,646,187    $ 2,022,904,230
                                                                        ===============    ===============


See Notes to Financial Statements.

CMA GOVERNMENT SECURITIES FUND
FINANCIAL HIGHLIGHTS

The following per share data and ratios
have been derived from information
provided in the financial statements.                           For the Year Ended March 31,
                                         ----------------------------------------------------------------------
Increase (Decrease) in Net Asset Value:     2002           2001           2000           1999           1998
---------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of year ...   $     1.00     $     1.00     $     1.00     $     1.00     $     1.00
                                         ----------     ----------     ----------     ----------     ----------
Investment income--net ...............        .0264          .0511          .0462          .0468          .0501
Realized and unrealized gain (loss) on
investments--net .....................        .0010          .0009         (.0006)         .0002          .0007
                                         ----------     ----------     ----------     ----------     ----------
Total from investment operations .....        .0274          .0520          .0456          .0470          .0508
                                         ----------     ----------     ----------     ----------     ----------
Less dividends and distributions:
  Investment income--net .............       (.0264)        (.0511)        (.0462)        (.0468)        (.0501)
  Realized gain on investments--net ..       (.0004)            --+            --+        (.0001)        (.0001)
                                         ----------     ----------     ----------     ----------     ----------
Total dividends and distributions ....       (.0268)        (.0511)        (.0462)        (.0469)        (.0502)
                                         ----------     ----------     ----------     ----------     ----------
Net asset value, end of year .........   $     1.00     $     1.00     $     1.00     $     1.00     $     1.00
                                         ==========     ==========     ==========     ==========     ==========
Total Investment Return ..............        2.62%          5.67%          4.71%          4.81%          5.15%
                                         ==========     ==========     ==========     ==========     ==========
Ratios to Average Net Assets:
Expenses .............................         .60%           .58%           .56%           .57%           .57%
                                         ==========     ==========     ==========     ==========     ==========
Investment income and realized gain on
investments--net .....................        2.68%          5.56%          4.60%          4.68%          5.02%
                                         ==========     ==========     ==========     ==========     ==========
Supplemental Data:
Net assets, end of year (in thousands)   $1,803,646     $2,022,904     $3,288,573     $3,693,186     $3,540,040
                                         ==========     ==========     ==========     ==========     ==========

+     Amount is less than $.0001 per share.

      See Notes to Financial Statements.

CMA GOVERNMENT SECURITIES FUND
NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

CMA Government Securities Fund (the "Fund") is registered under the Investment Company Act of 1940 as a no load, diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities with remaining maturities of greater than sixty days, for which market quotations are readily available, are valued at market value. As securities transition from sixty-one to sixty days to maturity, the difference between the valuation existing on the sixty-first day before maturity and maturity value is amortized on a straight-line basis to maturity. Securities maturing sixty days or less from their date of acquisition are valued at amortized cost, which approximates market value. For the purpose of valuation, the maturity of a variable rate security is deemed to be the next coupon date on which the interest rate is to be adjusted. Other investments for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Trustees.

(b) Repurchase agreements--The Fund invests in US Government securities pursuant to repurchase agreements. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks to market such securities and, if necessary, receives additional securities daily to ensure that the contract is fully collateralized. If the counterparty defaults and the fair value of the collateral declines, liquidation of the collateral by the Fund may be delayed or limited.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income (including amortization of premium and discount) is recognized on the accrual basis.

(e) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(f) Dividends and distributions to shareholders--The Fund declares dividends daily and reinvests daily such dividends (net of non-resident alien tax and backup withholding tax withheld) in additional fund shares at net asset value. Dividends and distributions are declared from the total of net investment income and net realized gain or loss on investments.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets, at the following annual rates: .50% of the Fund's average daily

CMA GOVERNMENT SECURITIES FUND
NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

net assets not exceeding $500 million; .425% of the average daily net assets in excess of $500 million but not exceeding $1 billion; and .375% of the average daily net assets in excess of $1 billion.

The Fund has adopted a Distribution and Shareholder Servicing Plan in compliance with Rule 12b-1 under the Investment Company Act of 1940, pursuant to which Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S") receives a distribution fee from the Fund at the end of each month at the annual rate of ..125% of average daily net assets of the Fund for shareholders who maintain their accounts through MLPF&S. The distribution fee is to compensate MLPF&S financial advisors and other directly involved branch office personnel for selling shares of the Fund and for providing direct personal services to shareholders. The distribution fee is not compensation for the administrative and operational services rendered to the Fund by MLPF&S in processing share orders and administering shareholder accounts.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

For the year ended March 31, 2002, the Fund reimbursed FAM $31,167 for certain accounting services.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, FDS, and/or ML & Co.

3. Transactions in Shares of Beneficial Interest:

The number of shares sold, reinvested and redeemed during the years corresponds to the amounts included in the Statements of Changes in Net Assets for net proceeds from sale of shares, value of shares reinvested and cost of shares redeemed, respectively, since shares are recorded at $1.00 per share.

4. Distributions to Shareholders:

The tax character of distributions paid during the fiscal years ended March 31, 2002 and March 31, 2001 was as follows:

--------------------------------------------------------------------------------
                                                3/31/2002            3/31/2001
--------------------------------------------------------------------------------
Distributions
paid from:
  Ordinary income ........................     $52,842,172          $135,179,229
                                               -----------          ------------
Total taxable
distributions ............................     $52,842,172          $135,179,229
                                               ===========          ============
--------------------------------------------------------------------------------

As of March 31, 2002, there were no significant differences between the book and tax components of net assets.

CMA GOVERNMENT SECURITIES FUND
INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders, CMA Government Securities Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of CMA Government Securities Fund as of March 31, 2002, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years presented. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at March 31, 2002 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of CMA Government Securities Fund as of March 31, 2002, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
New York, New York
May 3, 2002

CMA GOVERNMENT SECURITIES FUND
IMPORTANT TAX INFORMATION (UNAUDITED)

Of the ordinary income dividends paid by CMA Government Securities Fund during the fiscal year ended March 31, 2002, 41.98% was attributable to Federal obligations. In calculating the foregoing percentage, Fund expenses have been allocated on a pro rata basis.

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult your tax adviser to determine if any portion of the dividends you received is exempt from state income tax.

Please retain this information for your records.

CMA GOVERNMENT SECURITIES FUND
OFFICERS AND TRUSTEES

                                                                                                        Number of
                                                                                                        Portfolios       Other
                                                                                                         in Fund        Director-
                        Position(s)  Length                                                              Complex         ships
                           Held      of Time                                                           Overseen by      Held by
Name, Address & Age     with Fund    Served    Principal Occupation(s) During Past 5 Years               Trustee        Trustee
------------------------------------------------------------------------------------------------------------------------------------
Interested Trustee
====================================================================================================================================
Terry K. Glenn*          President   1999 to   Chairman, Americas Region since 2001, and                 127 Funds        None
800 Scudders Mill Road   and         Present   Executive Vice President since 1983 of Fund            184 Portfolios
Plainsboro, NJ 08536     Trustee               Asset Management, L.P. ("FAM") and Merrill Lynch
Age: 61                                        Investment Managers, L.P. ("MLIM"); President of
                                               Merrill Lynch Mutual Funds since 1999; President
                                               of FAM Distributors, Inc. ("FAMD") since 1986
                                               and Director thereof since 1991; Executive Vice
                                               President and Director of Princeton Services, Inc.
                                               ("Princeton Services") since 1993; President
                                               of Princeton Administrators, L.P. since 1988;
                                               Director of Financial Data Services, Inc.,
                                               since 1985.
------------------------------------------------------------------------------------------------------------------------------------

* Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which FAM or MLIM acts as investment adviser. Mr. Glenn is an "interested person," as described in the Investment Company Act, of the Fund based on his positions as Chairman (Americas Region) and Executive Vice President of FAM and MLIM; President of FAMD; Executive Vice President of Princeton Services; and President of Princeton Administrators, L.P. The Trustee's term is unlimited. As Fund President, Mr. Glenn serves at the pleasure of the Board of Trustees.


                                                                                                        Number of
                                                                                                        Portfolios       Other
                                                                                                         in Fund        Director-
                        Position(s)  Length                                                              Complex         ships
                           Held      of Time                                                           Overseen by      Held by
Name, Address & Age     with Fund    Served*   Principal Occupation(s) During Past 5 Years               Trustee        Trustee
------------------------------------------------------------------------------------------------------------------------------------
Independent Trustees
====================================================================================================================================
Ronald W. Forbes         Trustee    1977 to    Professor Emeritus of Finance, School of Business,        46 Funds       None
1400 Washington Avenue              present    State University of New York at Albany since 2000;      55 Portfolios
Albany, NY 12222                               and Professor thereof from 1989 to 2000.
Age: 61
------------------------------------------------------------------------------------------------------------------------------------
Cynthia A. Montgomery    Trustee    1995 to    Professor, Harvard Business School since 1989.            46 Funds       Unum-
Harvard Business School             present                                                            55 Portfolios    Provident
Soldiers Field Road                                                                                                     Corporation
Boston, MA 02163                                                                                                        and Newell
Age: 49                                                                                                                 Rubbermaid
                                                                                                                        Inc.
------------------------------------------------------------------------------------------------------------------------------------
Charles C. Reilly        Trustee    1990 to    Self-employed financial consultant since 1990.            46 Funds       None
9 Hampton Harbor Road               present                                                            55 Portfolios
Hampton Bays, NY 11946
Age: 70
------------------------------------------------------------------------------------------------------------------------------------
Kevin A. Ryan            Trustee    1992 to    Founder and currently Director Emeritus of The            46 Funds       Charter
127 Commonwealth Avenue             present    Boston University Center for the Advancement of         55 Portfolios    Education
Chestnut Hill, MA 02467                        Ethics and Character and Director thereof from                           Partnership
Age: 69                                        1989 to 1999; Professor from 1982 to 1999 at                             and the
                                               Boston University.                                                       Council for
                                                                                                                        Ethical and
                                                                                                                        Spiritual
                                                                                                                        Education.
------------------------------------------------------------------------------------------------------------------------------------

CMA GOVERNMENT SECURITIES FUND
OFFICERS AND TRUSTEES (CONCLUDED)

                                                                                                       Number of
                                                                                                       Portfolios       Other
                                                                                                        in Fund        Director-
                           Position(s)  Length                                                          Complex         ships
                              Held      of Time                                                       Overseen by      Held by
Name, Address & Age        with Fund    Served*   Principal Occupation(s) During Past 5 Years           Trustee        Trustee
------------------------------------------------------------------------------------------------------------------------------------
Independent Trustees (concluded)
====================================================================================================================================
Roscoe S. Suddarth          Trustee    2000 to    Former President, Middle East Institute               46 Funds     None
7403 MacKenzie Court                   present    from 1995 to 2001.                                 55 Portfolios
Bethesda, MD 20817
Age: 66
------------------------------------------------------------------------------------------------------------------------------------
Richard R. West             Trustee    1978 to    Professor of Finance since 1984, and currently        46 Funds     Bowne & Co.,
Box 604                                present    Dean Emeritus of New York University, Leonard N.   55 Portfolios   Inc.; Vornado
Genoa, NV 89411                                   Stern School of Business Administration.                           Realty Trust;
Age: 64                                                                                                              and Alexander's
                                                                                                                     Inc.
------------------------------------------------------------------------------------------------------------------------------------
Edward D. Zinbarg           Trustee    1994 to    Self-employed financial consultant since 1994.        46 Funds     None
5 Hardwell Road                        present                                                       55 Portfolios
Short Hills, NJ 07078-2117
Age: 67
------------------------------------------------------------------------------------------------------------------------------------

*     The Trustee's term is unlimited.

                           Position(s)  Length
                              Held      of Time
Name, Address & Age        with Fund    Served      Principal Occupation(s) During Past 5 Years
------------------------------------------------------------------------------------------------------------------------------------
Fund Officers
====================================================================================================================================
Donald C. Burke             Vice        1993 to     First Vice President of FAM and MLIM since 1997 and the Treasurer thereof
P.O. Box 9011               President   present     since 1999; Senior Vice President and Treasurer of Princeton Services since
Princeton, NJ 08543-9011    and         and         1999; Vice President of FAMD since 1999; Vice President of FAM and MLIM
Age: 41                     Treasurer   1999 to     from 1990 to 1997; Director of Taxation of MLIM since 1990.
                                        present
------------------------------------------------------------------------------------------------------------------------------------
John Ng                     Vice        2001 to     Director of MLIM since 1998; employed by MLIM since 1976.
P.O. Box 9011               President   present
Princeton, NJ               and
08543-9011                  Portfolio
Age: 48                     Manager
------------------------------------------------------------------------------------------------------------------------------------
Phillip S. Gillespie        Secretary   2001 to     First Vice President of MLIM since 2001; Director of MLIM from 1999 to 2000;
P.O. Box 9011                           present     Vice President of MLIM in 1999; Attorney associated with the Manager and
Princeton, NJ                                       FAM from 1998 to 1999; Assistant General Counsel LGT Asset Management,
08543-9011                                          Inc. from 1997 to 1998; Senior Counsel and Attorney in the Division of
Age: 38                                             Investment Management and the Office of General Counsel at the U.S. Securities
                                                    and Exchange Commission from 1993 to 1997.
------------------------------------------------------------------------------------------------------------------------------------

 * Officers of the Fund serve at the pleasure of the Board of Trustees.

Further information about the Fund's Officers and Trustees is available in the Fund's Statement of Additional Information, which can be obtained without charge by calling 1-800-MER-FUND.

Custodian                                     Transfer Agent                          + For inquiries regarding
State Street Bank and Trust Company           Financial Data Services, Inc.             your CMA account, call
P.O. Box 1713                                 4800 Deer Lake Drive East                 800-CMA-INFO or
Boston, MA 02101                              Jacksonville, FL 32246-6484               800-262-4636.
                                              800-221-7210+

[LOGO] Merrill Lynch Investment Managers

                                                               [GRAPHIC OMITTED]

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other Government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Past performance results shown in this report should not be considered a representation of future performance, which will fluctuate. Statements and other information herein are as dated and are subject to change.

CMA Government Securities Fund
Box 9011
Princeton, NJ
08543-9011

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